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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 12, 2002
                Date of Report (Date of earliest event reported)

                                 PXRE GROUP LTD.
             (Exact name of registrant as specified in its charter)

         Bermuda                     1-15259                98-0214719
(State or other jurisdiction       (Commission           (I.R.S. Employer
of incorporation or organization)    File No.)          Identification No.)

         Swan Building                            P.O. Box HM 1282
         26 Victoria Street                       Hamilton HM FX
         Hamilton HM 12                           Bermuda
         Bermuda
         (Address, including zip code,
         of principal executive offices)          (Mailing address)

                                 (441) 296-5858
              (Registrant's telephone number, including area code)

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Item 9.     Regulation FD Disclosure.

               Voluntary Statement of Principal Executive Officer
       Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Gerald L. Radke, hereby certify that:

         (1) To the best of my knowledge, based upon a review of the covered reports of PXRE Group Ltd. filed on or prior to June 30, 2002 (the "Subject Covered Reports"), and, except as corrected or supplemented in a subsequent covered report:

                  o no Subject Covered Report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  o no Subject Covered Report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement, each of the following, if filed on or before the date of this statement, is a "covered report":

                  o the December 31, 2001 Annual Report on Form 10-K of PXRE Group Ltd. filed with the Commission;

                  o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of PXRE Group Ltd. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  o   any amendments to any of the foregoing.

Date:  November 12, 2002

/s/ Gerald L. Radke
-----------------------------
Gerald L. Radke

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            Voluntary Statement of Former Principal Financial Officer
       Regarding Facts and Circumstances Relating to Exchange Act Filings

I, James F. Dore, hereby certify that:

         (1) To the best of my knowledge, based upon a review of the covered reports of PXRE Group Ltd. filed on or prior to June 30, 2002 (the "Subject Covered Reports"), and, except as corrected or supplemented in a subsequent covered report:

                  o no Subject Covered Report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  o no Subject Covered Report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement, each of the following, if filed on or before the date of this statement, is a "covered report":

                  o the December 31, 2001 Annual Report on Form 10-K of PXRE Group Ltd. filed with the Commission;

                  o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of PXRE Group Ltd. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  o   any amendments to any of the foregoing.

Date:  November 12, 2002

/s/ James F. Dore
-----------------------------
James F. Dore

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PXRE Group Ltd.
                                      (Registrant)

Date:  November 12, 2002              By: /s/  Jeffrey L. Radke
                                          --------------------------------------
                                          Jeffrey L. Radke
                                          President and Chief Operating Officer